EXHIBIT 10

                          PARKER-HANNIFIN CORPORATION

                                   FORM 10-Q
                           FOR FISCAL QUARTER ENDED
                              SEPTEMBER 30, 1997


                         1993 STOCK INCENTIVE PROGRAM
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        Parker-Hannifin Corporation 1993 Stock Incentive Program

                       Effective: April 22, 1993
                        Amended: August 15, 1996
                        Amended: October 22, 1997

1.   Purpose.

     The 1993 Stock Incentive Program is intended to help maintain and develop strong management through ownership of shares of the Corporation by key employees of the Corporation and its Subsidiaries and for recognition of efforts and accomplishments which contribute materially to the success of the Corporation's business interests.

2.   Definitions.
     In this Program, except where the context otherwise indicates, the following definitions apply:
     (a) "Award" means a stock option, stock appreciation right ("SAR"), restricted stock, incentive share, dividend equivalent right ("DER"), or other award under this Program.
     (b)  "Board" means the Board of Directors of the Corporation.
     (c) "Change in Control" means the occurrence of one of the following events:
           (i) any "person" (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities eligible to vote for the election of the Board (the "Corporation's Voting Securities"); provided, however, that the event described in this paragraph shall not be deemed to be a Change in Control by virtue of any of the following situations:
     (A) an acquisition by the Corporation or any Subsidiary; (B) an acquisition by any employee benefit plan sponsored or maintained by the Corporation or any Subsidiary; (C) an acquisition by any underwriter temporarily holding securities pursuant to an offering of such securities; (D) a Non-Control Transaction (as defined in paragraph
     (iii)); (E) as pertains to an individual Grantee, any acquisition by the Grantee or any group of persons (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act) including the Grantee (or any entity in which the Grantee or a group of persons including the Grantee, directly or indirectly, holds a majority of the voting power of such entity's outstanding voting interests); or (F) the acquisition of Corporation Voting Securities from the Corporation, if a majority of the Board approves a resolution providing expressly that the acquisition pursuant to this clause (F) does not constitute a Change in Control under this paragraph (i);

           (ii) individuals who, at the beginning of any period of twenty-four (24) consecutive months, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; provided, that (A) any person becoming a director subsequent to the


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     beginning of such twenty-four (24) month period, whose election, or nomination for election, by the Corporation's shareholders was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board who are then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this paragraph (ii), considered as though such person were a member of the Incumbent Board; provided, however, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be a member of the Incumbent Board;

           (iii) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of the Corporation or any Subsidiary that requires the approval of the Corporation's stockholders, whether for such transaction or the issuance of securities in connection with the transaction or otherwise (a "Business Combination"), unless (A) immediately following such Business Combination: (1) more than 50% of the total voting power of the corporation resulting from such Business Combination (the "Surviving Corporation") or, if applicable, the ultimate parent corporation which directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Corporation Voting Securities that were outstanding immediately prior to the Business Combination (or, if applicable, shares into which such Corporation Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Corporation Voting Securities among the holders thereof immediately prior to the Business Combination, (2) no person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation) is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and (3) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), following the Business Combination, were members of the Incumbent Board at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (a "Non-Control Transaction") or (B) the Business Combination is effected by means of the acquisition of Corporation Voting Securities from the Corporation, and a majority of the Board approves a resolution providing expressly that such Business Combination does not constitute a Change in Control under this paragraph (iii); or


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           (iv)   the stockholders of the Corporation approve a plan of
     complete liquidation or dissolution of the Corporation or the sale or other disposition of all or substantially all of the assets of the Corporation and its Subsidiaries.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Corporation Voting Securities as a result of the acquisition of Corporation Voting Securities by the Corporation which, by reducing the number of Corporation Voting Securities outstanding, increases the percentage of shares beneficially owned by such person; provided, that if a Change in Control would occur as a result of such an acquisition by the Corporation (if not for the operation of this sentence), and after the Corporation's acquisition such person becomes the beneficial owner of additional Corporation Voting Securities that increases the percentage of outstanding Corporation Voting Securities beneficially owned by such person, a Change in Control shall then occur.

     Notwithstanding anything in this Program to the contrary, if a Grantee's employment is terminated prior to a Change in Control, and the Grantee reasonably demonstrates that such termination was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control, (a "Third Party"), then for all purposes of this Program, the date immediately prior to the date of such termination of employment shall be deemed to be the date of a Change in Control for such Grantee.

     (d) "Code" means the Internal Revenue Code, as in effect from time to time.
     (e) "Compensation and Management Development Committee" or "Committee" means the committee of the Board so designated. The Committee will be constituted in a manner that satisfies all applicable legal requirements, including satisfying the disinterested administration standard set forth in Rule 16b-3.
     (f) "Corporation" means Parker-Hannifin Corporation, an Ohio corporation, and its Subsidiaries.
     (g) "Designated beneficiary" means the person designated by the grantee of an award hereunder to be entitled, on the death of the grantee, to any remaining rights arising out of such award. Such designation must be made in writing and in accordance with such regulations as the Committee may establish.
     (h) "Detrimental activity" means activity that is determined in individual cases, by the Committee or its express delegate, to be detrimental to the interests of the Corporation or a Subsidiary, including without limitation (i) the rendering of services for an organization, or engaging in a business, that is, in the judgment of the Committee or its express delegate, in competition with the Corporation; (ii) the disclosure to any one outside of the Corporation, or the use for any purpose other than the Corporation's business, of confidential information or material related to the Corporation, whether acquired by the employee during or after employment with the Corporation; or (iii) fraud, embezzlement, theft-in-office or other illegal activity.


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     (i)  "Dividend equivalent right," herein sometimes called a "DER," means the right of the holder thereof to receive, pursuant to the terms of the DER, credits based on the cash dividends that would be paid on the shares specified in the DER if such shares were held by the grantee, as more particularly set forth in Section 12(a) below.
     (j) "Eligible employee" means an employee who is an officer, or in a managerial, executive, technical, professional, or other key position as determined by the Committee.
     (k) "Employee" means a regular employee of the Corporation or one of its Subsidiaries.
     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.
     (m) "Fair market value" in relation to a share as of any specific time shall mean such value as reported for New York Stock Exchange--Composite Transactions on such date, or if no shares are traded on that date, the next preceding date on which trading occurred.
     (n)  "Grantee" means a recipient of an award under this Program.
     (o)  "Incentive share" means an award of shares granted pursuant to
Section 11 below.
     (p) "Incentive stock option," herein sometimes called an "ISO," means a stock option meeting the requirements of Section 422 of the Code or any successor provision.
     (q)  "Insider" means a person subject to the reporting requirements of
Section 16(a) of the Exchange Act with respect to equity securities of the Corporation.
     (r) "Restricted stock" means any share issued with the restriction that the holder may not sell, transfer, pledge, or assign such share and such other restrictions (which may include, but are not limited to, restrictions on the right to vote or receive dividends) which may expire separately or in combination, at one time or in installments, all as specified by the grant.
     (s) "Rule 16b-3" means Rule 16b-3 (or any successor thereto) under the Exchange Act that exempts from Section 16(b) of the Exchange Act transactions under employee benefit plans, as in effect from time to time with respect to this Program.
     (t) "Share" means a common share, par value $.50, of the Corporation issued and reacquired by the Corporation or previously authorized but unissued.
     (u) "Shareholder-approved plan" means any of the plans constituting parts of any of the incentive programs previously or hereafter approved by shareholders of the Corporation.
     (v) "Stock appreciation right," herein sometimes called an "SAR," means the right of the holder thereof to receive, pursuant to the terms of the SAR, a number of shares or cash or a combination of shares and cash, based on the increase in the value of the number of shares specified in the SAR, as more particularly set forth in Section 9 below.
     (w) "Subsidiary" means any corporation, partnership, or other entity in which the Corporation, directly or indirectly, owns a 50 percent or greater equity interest.
     (x) "Terminate" means cease to be an employee, except by death, but a change of employment from the Corporation or one Subsidiary to another Subsidiary or to the Corporation shall not be considered a termination.


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     (y) "Terminate normally" for an employee participating in this Program means terminate
           (i) as a result of retirement under the applicable retirement plan or policy of the Corporation or a Subsidiary,
           (ii) as a result of that employee becoming eligible for disability income under the Corporation's long-term disability program, or
           (iii) with written approval of the Committee given in the context of recognition that all or a specified portion of the outstanding awards to that employee will not expire or be forfeited or annulled because of such termination and, in each such case, without being terminated for cause.
     (z) "Year" means fiscal year.

3.   Eligibility.
     The selection of eligible employees to receive awards will be within the discretion of the Committee. More than one award may be granted to the same eligible employee. Members of the Committee are not eligible for the grant of awards.

4.   Administration.
     (a) The Committee shall administer this Program. The Committee will, subject to the terms of the Program, have the authority to (i) select the eligible employees who will receive awards; (ii) grant awards; (iii) determine the number and types of awards to be granted to employees; (iv) determine the terms, conditions, vesting periods and restrictions applicable to awards;
(v) adopt, alter and repeal administrative rules and practices governing this Program; (vi) interpret the terms and provisions of this Program and any awards granted under this Program; (vii) prescribe the forms of any notices of awards or other instruments relating to awards; and (viii) otherwise supervise the administration of this Program. All decisions by the Committee will be made with the approval of not less than a majority of its members.
     (b) All determinations and interpretations pursuant to the provisions of this Program shall be binding and conclusive upon the individual employees involved and all persons claiming under them.
     (c) With respect to Insiders, transactions under this Program are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of this Program or any action by the Committee under this Program fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3, provided that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the appropriate authority. Each award to an Insider under this Program shall be deemed issued subject to the foregoing qualification.
     (d) An award under this Program is not transferable except, as provided in the award, by will, pursuant to the laws of descent and distribution, or pursuant to a qualified domestic relations order, and is not subject, in whole or in part, to attachment, execution, or levy of any kind. The designation by a grantee of a designated beneficiary shall not constitute a transfer. Notwithstanding the foregoing, an employee may transfer any nonqualified stock option granted under this Plan to members of his immediate family (defined as

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his children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners if the instrument evidencing such stock option expressly so provides (or is amended to so provide) and the employee does not receive any consideration for the transfer; provided that any such transferred stock option shall continue to be subject to the same terms and conditions that are applicable to such stock option immediately prior to its transfer (except that such transferred stock option shall not be further transferable by the transferee inter vivos).
     (e) Any rights with respect to an award granted under this Program existing after the grantee dies are exercisable by the grantee's designated beneficiary or, if there is no such designated beneficiary who may, and does, lawfully do so, by the grantee's personal representative.
     (f) Except as otherwise provided herein, a particular form of award may be granted to an eligible employee either alone or in addition to other awards hereunder. The provisions of particular forms of award need not be the same with respect to each recipient.
     (g) The Committee may delegate any of its authority to any other person or persons that it deems appropriate, provided the delegation does not cause the Program or any awards granted under this Program to fail to qualify for the exemption provided by Rule 16b-3.
     (h) This Program and all action taken under it shall be governed by the laws of the State of Ohio without giving effect to the principles of conflict of laws thereof.

5.   Term.
     This Program will continue in effect until terminated by the Board.

6.   Awards That May Be Granted.
     The aggregate number of shares that may be subject to awards granted under this Program in any fiscal year, subject to adjustment as provided in
Section 7 below, will be equal to the sum of (a) one and one-half percent (1.5%) of the number of shares outstanding on the last day of the previous fiscal year; plus (b) the number of shares that were available for the grant of awards in previous fiscal years; provided, that, in no event will the number of shares available for the grant of awards in any fiscal year exceed two and one-half percent (2.5%) of the shares outstanding on the last day of the previous fiscal year. The aggregate number of shares that may be issued upon exercise of ISOs is 1,000,000. When an unexercised award lapses, expires, terminates or is forfeited, the related shares may be available for distribution in connection with future awards but will continue to be subject to the 2.5% maximum described above. The assumption of awards granted by an organization acquired by the Corporation, or the grant of awards under this Program in substitution for any such awards, will not reduce the number of shares available in any fiscal year for the grant of awards under this Program.

7.   Adjustments.
     In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase common stock of the Corporation at a price

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substantially below fair market value, or other similar corporate event affects the common stock of the Corporation such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Program, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (a) the number and kind of shares which thereafter may be the subject of Awards under this Program, (b) the number and kind of shares subject to outstanding Awards, and (c) the exercise price with respect to any of the foregoing.

8.   Stock Options.
     One or more stock options can be granted to any eligible employee. No employee may be granted stock options for more than 500,000 shares of common stock in any three-year period. Each stock option so granted shall be subject to such terms and conditions as the Committee shall impose. The exercise price per share shall be specified by the grant, but shall in no instance be less than 100 percent of fair market value at the time of grant. Payment of the exercise price shall be made in cash, shares, or other consideration, or any combination thereof, in accordance with the terms of this Program and any applicable regulations of the Committee in effect at the time and valued at fair market value on the date of exercise of the stock option. Stock options granted hereunder may be designated as ISOs (except to the extent otherwise specified in this Section 8) or nonqualified stock options. To the extent that the aggregate fair market value of shares with respect to which stock options designated as ISOs are exercisable for the first time by any grantee during any year (under all plans of the Corporation and any Subsidiary thereof) exceeds $100,000, such stock options shall be treated as not being ISOs. ISOs must comply with requirements of Section 422 of the Code.

9.   Stock Appreciation Rights.
     (a) An SAR may be granted to an eligible employee as a separate award hereunder. Any such SAR shall be subject to such terms and conditions as the Committee shall impose, which shall include provisions that (i) such SAR shall entitle the holder thereof, upon exercise thereof in accordance with such SAR and the regulations of the Committee, to receive from the Corporation that number of shares having an aggregate value equal to the excess of the fair market value, at the time of exercise of such SAR, of one share over the exercise price per share specified by the grant of such SAR (which shall in no instance be less than 100 percent of fair market value at the time of grant) times the number of shares specified in such SAR, or portion thereof, which is so exercised.
     (b) Any stock option granted under this Program may include an SAR, either at the time of grant or by amendment. An SAR included in a stock option shall be subject to such terms and conditions as the Committee shall impose, which shall include provisions that
          (i) such SAR shall be exercisable to the extent, and only to the extent, the stock option is exercisable; and
          (ii) such SAR shall entitle the optionee to surrender to the Corporation unexercised the stock option in which the SAR is included, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares having an aggregate value equal to the


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     excess of the fair market value, at the time of exercise of such SAR, of one share over the exercise price specified in such stock option times the number of shares specified in such stock option, or portion thereof, which is so surrendered.
     (c) In lieu of the right to receive all or any specified portion of such shares, an SAR may entitle the holder thereof to receive the cash equivalent thereof as specified by the grant.
     (d) An SAR may provide that such SAR shall be deemed to have been exercised at the close of business on the business day preceding the expiration of such SAR or the related stock option, if any, if at such time such SAR has positive value and would have expired.

10.  Restricted Stock.
     (a) An award of restricted stock may be granted hereunder to an eligible employee, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant. The terms and conditions of restricted stock, including the vesting period, shall be specified by the Committee, at its sole discretion, in the grant.
     (b) Any restricted stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of restricted stock awarded hereunder, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such award.

11.  Incentive Shares.
     (a) An incentive award may be granted hereunder in the form of shares. Incentive shares may be granted to an eligible employee for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant. The terms and conditions of incentive shares shall be specified by the grant.
     (b) Incentive shares may be paid to the grantee in a single installment or in installments and may be paid at the time of grant or deferred to a later date or dates. Each grant shall specify the time and method of payment as determined by the Committee.

12.  Dividend Equivalent Rights; Interest Equivalents.
     (a) A DER may be granted hereunder to an eligible employee, as a component of another award or as a separate award. The terms and conditions of DERs shall be specified by the grant. Dividend equivalents credited to the holder of a DER may be paid currently or may be deemed to be reinvested in additional shares (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at fair market value at the time thereof. DERs may be settled in cash or shares or a combination thereof, in a single installment or installments. A DER granted as a component of another award may provide that such DER shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such DER shall expire or be forfeited or annulled under the same conditions as such other award. A DER granted as a component of another award may also contain terms and conditions different from such other award.

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     (b)  Any award under this Program that is settled in whole or in part in cash on a deferred basis may provide by the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

13.  Deferral of Payment.
     With the approval of the Committee, the delivery of shares, cash or any combination thereof subject to an award may be deferred, either in the form of installments or a single future delivery. The Committee may also permit selected grantees to defer payment of some or all of their awards, as well as other compensation, in accordance with procedures established by the Committee to assure that recognition of taxable income is deferred under the Code.

14.  Termination of Employment.
     If the employment of a grantee terminates for any reason, all unexercised, deferred and unpaid awards may be exercisable and paid only in accordance with rules established by the Committee. These rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the awards.

15.  Detrimental Activity.
     The Committee may cancel any unexpired, unpaid or deferred awards at any time if the grantee is not in compliance with all applicable provisions of this Program or with the terms of any notice of award or if the grantee engages in detrimental activity. The Committee may, in its discretion and as a condition to the exercise of an award, require a grantee to acknowledge that he or she is in compliance with all applicable provisions of the Program and of any notice of award and has not engaged in any detrimental activity.

16.  Change in Control.
     The Committee may in its discretion and upon such terms as it deems appropriate, accelerate the date on which any outstanding option or SAR becomes exercisable or waive the restrictions or other terms and conditions on the vesting of any restricted or incentive shares in the event of a proposed change in control of the Corporation. In addition to the foregoing, the Corporation may, with the approval of the Committee, purchase stock options previously granted to any person who is at the time of any such transaction an employee of the Corporation for a price equal to the difference between the consideration per share payable pursuant to the terms of the transaction and the option price.

17.  Substitute Awards.
     The Committee may grant awards in substitution for, or upon the assumption of, awards granted by another corporation that is merged into, consolidated with, or all or a substantial part of the assets or stock of which is acquired by the Corporation or a Subsidiary. The terms and provisions of any awards granted under this Section 16 may vary from the terms and provisions otherwise specified in this Program and may, instead, correspond to the terms and provisions of the awards granted by the other corporation.

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18.  Amendments to This Program; Amendments of Outstanding Awards.
     (a) The Board can from time to time amend or terminate this Program, or any provision hereof. Approval of the shareholders of the Corporation will be required only to the extent necessary to comply with Rule 16b-3 or any other applicable law, regulation, or listing requirement, or to qualify for an exemption or characterization that is deemed desirable by the Board.
     (b) The Committee may, in its discretion, amend the terms of any award, prospectively or retroactively, but no such amendment may impair the rights of any grantee without his or her consent. The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any award.

19.  Withholding Taxes.
     The Corporation shall have the right to deduct from any cash payment made under this Program any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Corporation to deliver shares or securities of the Corporation upon exercise of a stock option or SAR, upon settlement of a DER, upon delivery of restricted stock or incentive shares, or upon exercise, settlement, or payment of any other award under this Program, that the grantee of such award pay to the Corporation such amount as may be requested by the Corporation for the purpose of satisfying any liability for such withholding taxes. Any award under this Program may provide by the grant that the grantee of such award may elect, in accordance with any applicable regulations of the granting authority, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. The grantee shall authorize the Corporation to withhold, or shall agree to surrender back to the Corporation, on or about the date such withholding tax liability is determinable, shares previously owned by such grantee or a portion of the shares that were or otherwise would be distributed to such grantee pursuant to such award having a fair market value equal to the amount of such required or permitted withholding taxes to be paid in shares.

20.  Grants of Awards to Employees Who are Foreign Nationals.
     Without amending this Program, but subject to the limitations specified in Section 18 above, the Committee can grant, amend, administer, annul, or terminate awards to eligible employees who are foreign nationals on such terms and conditions different from those specified in this Program as may in the judgment of the granting authority be necessary or desirable to foster and promote achievement of the purposes of this Program.

21.  Rights of Employees.
     Nothing in this Program will confer upon any grantee the right to continued employment by the Corporation or limit in any way the Corporation's right to terminate any grantee's employment at will.

22.  Effective Date.
     This Program was ratified by the Board and became effective on April 22, 1993, subject to approval of the shareholders on or before October 28, 1993. Awards may be granted prior to approval of the Program by shareholders, but no such award may be exercised until after the Program has been approved by shareholders. If the shareholders do not approve the Program on or before October 28, 1993, all awards granted under the Program shall terminate.

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